                                                                      EXHIBIT 99

[CMS ENERGY LOGO]                                                 [NEWS RELEASE]

                   CMS ENERGY REPORTS SECOND QUARTER EARNINGS
          OF $0.10 PER SHARE; IMPROVES REPORTED OUTLOOK, AND REAFFIRMS
                           ONGOING EARNINGS GUIDANCE

     JACKSON, Mich., Aug. 5, 2004 -- CMS Energy (NYSE: CMS) announced today net income of $16 million, or $0.10 per share, for the second quarter of 2004, compared to a net loss of $65 million, or $0.45 per share, for the same quarter of 2003. (All per share figures are on a diluted basis.)

     The second quarter 2003 results reflected $0.42 per share in charges related to the sale or impairment of CMS Panhandle and other non-strategic assets.

     The Company also announced today that it is adjusting its outlook for 2004 reported results from a loss of $0.35 per share to roughly break even, because of favorable asset sale proceeds and timing. CMS Energy reaffirmed its ongoing earnings guidance of $0.85 per share, up from $0.81 per share in 2003.

     Ongoing (non-Generally Accepted Accounting Principles) net income for the second quarter was $16 million, or $0.10 per share, compared to an ongoing net loss of $5 million or $0.03 per share in the same period of 2003. Ongoing earnings provide a key measure of the Company's present operating financial performance, unaffected by discontinued operations, asset sales or other items detailed in the attached summary financial statements.

     For the first half of 2004, CMS Energy reported net income of $9 million, or $0.06 per share, compared to net income of $17 million, or $0.14 per share, for the first six months of 2003. Ongoing net income for the first half of 2004 was $92 million, or $0.57 per share, compared to $76 million, or $0.51 per share, for the first half of 2003.

     Some recent CMS Energy highlights:

     - CMS Energy announced an agreement to sell its 260-mile Parmelia pipeline system and its 39.7 percent interest in the 860-mile Goldfields pipeline system, both in western Australia, for about $145 million. The sale is expected to close in the third quarter. With the completion, the Company will exceed this year's plan for asset sales. Net proceeds will be used to reduce debt.

     - CMS Energy and its principal subsidiary, Consumers Energy, refinanced their secured revolving credit facilities to extend the terms, increase the amounts, and lower the interest rates. CMS Energy's new $300 million facility is due in August 2007 and Consumers Energy's new $500 million facility is due in July 2007.

     - On June 29, the Michigan Public Service Commission authorized Consumers Energy to recover about $88 million in Electric Customer Choice implementation costs, starting July 1.

     - The Palisades nuclear plant continues its record-breaking performance. It has been generating for 473 days straight and holds the continuous generating record for Consumers Energy and CMS Energy power plants.

     Ken Whipple, CMS Energy's chairman and chief executive officer, said the second-quarter results show the Company is making progress toward its goal of becoming a stronger company with more predictable earnings and less business risk.

     "We've resolved a number of business challenges over the past year as we've continued our strategy of focusing on our core utility business, complemented by non-regulated businesses that have a similar profile for predictable earnings," Whipple said. "We still have a number of business and regulatory challenges ahead of us. We'll tackle those at the same time we're taking care of our main priorities: Customer satisfaction, operational excellence, financial flexibility, and debt reduction."

     CMS Energy is an integrated energy company, which has as its primary business operations an electric and natural gas utility, natural gas pipeline systems, and independent power generation.

                                      # # #

For more information on CMS Energy, please visit our web site at:
www.cmsenergy.com

Media Contacts: Jeff Holyfield, 517/788-2394 or Dan Bishop, 517/788-2395

Investment Analyst Contact: CMS Energy Investor Relations, 517/788-2590

                             CMS Energy Corporation
                        SUMMARY OF CONSOLIDATED EARNINGS
                    Condensed Consolidated Income Statements
                      (Millions, Except Per Share Amounts)



                                                        Second Quarter                 First Half
                                                         (Unaudited)                   (Unaudited)
                                                  -----------------------        ----------------------
                                                                 Restated                      Restated
                                                   2004            2003           2004           2003
                                                  -------        --------        -------        -------
Operating Revenue                                 $ 1,093        $  1,126        $ 2,847        $ 3,094
Earnings from Equity Method Investees                  41              50             60             97
Operating Expenses                                    986             997          2,489          2,770
Asset Impairment Charges                               --               3            125              9
                                                  -------        --------        -------        -------
Operating Income                                  $   148        $    176        $   293        $   412
Other Income (Deductions)                              12               2             22              1
Fixed Charges                                         147             155            296            275
Income Tax Expense (Benefit)                           (7)             34            (10)            73
Minority Interests                                      1               1             12              2
                                                  -------        --------        -------        -------
Income (Loss) from Continuing Operations          $    19        $    (12)       $    17        $    63
Income (Loss) from Discontinued Operations             --             (53)            (2)           (22)
Cumulative Effect of Accounting Changes                --              --             --            (24)
                                                  -------        --------        -------        -------
Net Income (Loss)                                 $    19        $    (65)       $    15        $    17
Preferred Dividends                                     3              --              6             --
                                                  -------        --------        -------        -------
Net Income (Loss) Available to Common Stock       $    16        $    (65)       $     9        $    17
                                                  =======        ========        =======        =======


Earnings (Loss) Per Share
             Basic                                $  0.10        $  (0.45)       $  0.06        $  0.12
             Diluted                                 0.10           (0.45)          0.06           0.14

                             CMS Energy Corporation
                      SUMMARIZED COMPARATIVE BALANCE SHEETS
                              (Millions of Dollars)

                                                                  As of June 30 (Unaudited)      December 31
                                                                 --------------------------
                                                                  2004                2003          2003
                                                                 -------            -------      -----------
ASSETS
Cash and cash equivalents                                        $   696            $   917      $       532
Restricted cash                                                      213                205              201
Other current assets                                               1,943              1,913            1,761
                                                                 -------            -------      -----------
   Total current assets                                          $ 2,852            $ 3,035      $     2,494
Net plant and property                                             8,528              6,674            6,944
Investments                                                          778              1,427            1,390
Non-current assets                                                 3,149              2,803            3,010
                                                                 -------            -------      -----------
Total assets                                                     $15,307            $13,939      $    13,838
                                                                 =======            =======      ===========

STOCKHOLDERS' INVESTMENT
  AND LIABILITIES
Capitalization
   Debt
     Long-term debt (excluding securitization and                $ 5,136            $ 5,650      $     5,622
        related-party debt)
     Capital leases                                                   54                119               58
     Notes payable                                                    --                  1               --
     Current portion of long-term
        debt and capital leases
         (excluding securitization and related-party debt)           727                516              491
                                                                 -------            -------      -----------
     Total debt                                                  $ 5,917            $ 6,286      $     6,171
   Preferred stock and securities                                    305                927              305
   Minority interest                                                 740                 43               73
   Common stockholders' equity                                     1,702              1,136            1,585
                                                                 -------            -------      -----------
   Total capitalization                                          $ 8,664            $ 8,392      $     8,134
Securitization debt                                                  412                440              426
MCV debt and finance lease                                           728                 --               --
Long-term debt - related parties                                     684                 --              684
Current liabilities                                                1,258              1,168            1,131
Non-current liabilities                                            3,561              3,939            3,463
                                                                 -------            -------      -----------
Total Stockholders' Investment and Liabilities                   $15,307            $13,939      $    13,838
                                                                 =======            =======      ===========


                             CMS Energy Corporation
                       SUMMARIZED STATEMENTS OF CASH FLOWS
                              (Millions of Dollars)

                                                                         First Half
                                                                         (Unaudited)
                                                                 --------------------------
                                                                   2004               2003
                                                                 -------            -------
Beginning of Period Cash                                         $   532            $   351
                                                                 -------            -------
Cash and Cash Equivalents from FIN 46 Implementation             $   174            $    --
                                                                 -------            -------
     Cash provided by operating activities                       $   481            $   147
     Cash provided by (used in) investing activities                (214)               292
                                                                 -------            -------
     Cash flow from operating and investing activities               267                439
     Cash provided by (used in) financing activities                (276)               125
     Currency Translation Adjustment                                  (1)                 2
                                                                 -------            -------
        Total Cash Flow                                          $   (10)           $   566
                                                                 -------            -------
End of Period Cash                                               $   696            $   917
                                                                 =======            =======

                             CMS Energy Corporation
                        SUMMARY OF CONSOLIDATED EARNINGS
    Reconciliations of GAAP Net Income (Loss) to Non-GAAP Ongoing Net Income
                      (Millions, Except Per Share Amounts)


                                                               Second Quarter                   First Half
                                                                (Unaudited)                    (Unaudited)
                                                           ----------------------        ----------------------
                                                                         Restated                      Restated
                                                             2004          2003           2004           2003
                                                           -------       --------        -------       --------
NET INCOME (LOSS) AVAILABLE TO COMMON STOCK                $    16       $    (65)       $     9       $     17

Reconciling Items:
       Discontinued Operations Loss                             --             53              2             22

       Cumulative Effect of Accounting Changes:
           EITF #02-03 MTM Accounting                           --             --             --             23
           SFAS No. 143 Asset Retirement Obligation             --             --             --              1

       Net Asset Sales Loss and Writedowns                      --              7             81             13

                                                           -------       --------        -------       --------
Ongoing Net Income (Loss) - Non-GAAP Basis                 $    16       $     (5)       $    92       $     76
                                                           =======       ========        =======       ========

Average Number of Common Shares Outstanding
       Basic                                                   161            144            161            144
       Diluted                                                 162            144            162            161

BASIC EARNINGS (LOSS) PER AVERAGE COMMON SHARE

Earnings (Loss) Per Share as Reported                      $  0.10       $  (0.45)       $  0.06       $   0.12

Reconciling Items:
       Discontinued Operations Loss                             --           0.37           0.01           0.15

       Cumulative Effect of Accounting Changes:
           EITF #02-03 MTM Accounting                           --             --             --           0.15
           SFAS No. 143 Asset Retirement Obligations            --             --             --           0.01

       Net Asset Sales Loss and Writedowns                      --           0.05           0.50           0.10

                                                           -------       --------        -------       --------
Ongoing Net Income (Loss) - Non-GAAP Basis                 $  0.10       $  (0.03)       $  0.57       $   0.53
                                                           =======       ========        =======       ========

DILUTED EARNINGS (LOSS) PER AVERAGE COMMON SHARE

Earnings (Loss) Per Share as Reported                      $  0.10       $  (0.45)       $  0.06       $   0.14

Reconciling Items:
       Discontinued Operations Loss                             --           0.37           0.01           0.14

       Cumulative Effect of Accounting Changes:
           EITF #02-03 MTM Accounting                           --             --             --           0.14
           SFAS No. 143 Asset Retirement Obligations            --             --             --           0.01

       Net Asset Sales Loss and Writedowns                      --           0.05           0.50           0.08

                                                           -------       --------        -------       --------
Ongoing Net Income (Loss) - Non-GAAP Basis                 $  0.10       $  (0.03)       $  0.57       $   0.51
                                                           =======       ========        =======       ========